UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  July 31, 2017

vTv Therapeutics Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37524 (Commission File No.)	47-3916571 (IRS Employer Identification No.)

4170 Mendenhall Oaks Pkwy High Point, NC 27265 (Address of principal executive offices)

(336) 841-0300

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition

On August 2, 2017, vTv Therapeutics Inc. issued a press release to announce its financial results for the fiscal quarter ended June 30, 2017.  A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

The information in this report (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18, of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 31, 2017, the Board of Directors (the “Board”) of vTv Therapeutics Inc. (the “Company”), upon recommendation of the Nominating and Governance Committee of the Board, increased the size of the Board from seven to eight members and appointed Howard L. Weiner as a member of the Board, effective immediately.

Dr. Weiner, the Robert L. Kroc Professor of Neurology at the Harvard Medical School since 1997 and Co-Director of the Center for Neurologic Diseases at the Brigham & Women’s Hospital since 1985, pioneered the use of immunotherapy for the treatment of multiple sclerosis and has investigated immune abnormalities in the disease. He also pioneered the use of the mucosal immune system for the treatment of autoimmune and other diseases, including Alzheimer’s disease and Lou Gehrig’s disease.  Based on his work, vaccines are being tested in multiple sclerosis, diabetes, and most recently in Alzheimer’s disease.  Dr. Weiner attended Dartmouth College, and received his M.D. from the University of Colorado School of Medicine.

Dr. Weiner will participate in the non-employee director compensation arrangements described in the Company’s 2017 annual proxy statement filed with the Securities and Exchange Commission on March 20, 2017.

There are no arrangements or understandings between Dr. Weiner and any other person pursuant to which he was selected to become a member of the Board.  There are also no transactions with Dr. Weiner and the Company or any subsidiary of the Company that are reportable under Item 404(a) of Regulation S-K.

  The Board has determined that Mr. Weiner is independent in accordance with the applicable NASDAQ Stock Market listing rules.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated August 2, 2017, announcing financial results for the fiscal quarter ended June 30, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VTV THERAPEUTICS INC.

By:	/s/ Rudy C. Howard
Name:	Rudy C. Howard
Title:	Chief Financial Officer

Dated: August 2, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 2, 2017, announcing financial results for the fiscal quarter ended June 30, 2017